UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2014

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard Suite 1550 Fort Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

On May 5, 2014, Philip Summe informed the Board of Directors of Direct Insite Corp. (the “Company”) of his decision to retire from his position as Director and Chairman of the Company’s Board of Directors effective immediately prior to the Company’s 2014 Annual Meeting of Stockholders, which is scheduled for June 3, 2014.  Mr. Summe indicated that he did not have any disagreement with the Company on any matter relating to its operation, policies or practices.  The Company would like to thank Mr. Summe for his years of service to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

/s/ Lowell Rush
Lowell Rush
Chief Financial Officer

Dated: May 5, 2014